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Exhibit 10-H

                                   TERM NOTE

$459,336.30                                                      October 1, 2001

     FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, AM COMMUNICATIONS, INC., a Delaware corporation, AM BROADBAND SERVICES, INC., a Delaware corporation, and SRS COMMUNICATIONS CORPORATIONS, a Connecticut corporation, each with an office at 100 Commerce Boulevard, Quakertown, Pennsylvania 18951-2237 (being referred to herein jointly, severally and collectively as "Maker"), hereby promise to pay to the order of PROGRESS BANK ("Payee"), the principal sum of Four Hundred Fifty-Nine Thousand Three Hundred Thirty-Six and 30/100 Dollars ($459,336.30)(the "Term Loan"), together with interest thereon upon the following terms:

     1. Term Note. This Note is the "Term Note" as defined in that certain Line of Credit and Security Agreement dated September 12, 1997, as amended, including without limitation as amended by that certain Fifth Amendment to Line of Credit Documents of even date herewith among Maker and Payee (such Line of Credit and Security Agreement, as amended, and as the same may be further amended, supplemented or restated from time to time, being referred to herein collectively as the ("Credit Agreement") and, as such, shall be construed in accordance with all terms and conditions thereof. Capitalized terms not defined herein shall have such meaning as provided in the Credit Agreement. This Note is entitled to all the rights and remedies provided in the Credit Agreement and the Line of Credit Documents and is secured by all collateral as described therein.

     2. Interest Rate.

     (a) Interest on the unpaid principal balance hereof will accrue from the date of advance until final payment thereof at the rate or rates set forth in
Section 2A.1(c) of the Credit Agreement.

     (b) Notwithstanding anything to the contrary contained herein or in any other document executed in connection with the Term Loan, the effective rate of interest hereunder shall not exceed the maximum effective rate of interest permitted by applicable law or regulation. Payee hereby agrees not to collect knowingly any interest from Maker in the form of fees or otherwise which will render the Term Loan usurious. In the event that such interest would be usurious, Payee shall reduce the interest payable by Maker. This provision shall survive the repayment and cancellation of this Note.

     3. Default Interest. Interest will accrue on the outstanding principal amount hereof following the occurrence of an Event of Default or the final maturity date hereof, until paid at a rate per annum which is two percent (2%) in excess of the rate otherwise payable under Section 2 above (the "Default Rate").


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     4. Post Judgment Interest. Any judgment obtained for sums due hereunder or under the Line of Credit Documents will accrue interest at the Default Rate until paid.

     5. Computation. Interest will be computed on the basis of a year of three hundred sixty (360) days and paid for the actual number of days elapsed.

     6. Principal and Interest Payments. Principal and accrued interest thereon is due and payable in (i) forty-seven consecutive monthly payments each in the amount of Nine Thousand Five Hundred Sixty-Nine and 51/100 Dollars ($9,569.51) of principal, plus accrued interest thereon at the rate specified above, payable on the first day of each calendar month commencing on November 1, 2001, and (ii) one final payment of the remaining principal balance hereof plus all accrued and unpaid interest thereon on September 30, 2005.

     7. Place of Payment. Principal and interest hereunder shall be payable as provided in the Credit Agreement, or at such other place as Payee, from time to time, may designate in writing.

     8. Prepayments. Maker may prepay at any time all or any portion of the unpaid principal sum hereunder without penalty or premium but with accrued interest to the date of such prepayment on the amount prepaid, at any time and from time to time, in whole or in part, upon notification to the Payee of such prepayment not later than 10:00 a.m. on the date of such prepayment.

     9. Security. This Note, and the due performance by Maker of all of its obligations hereunder, is secured as set forth in the Credit Agreement, to which reference is hereby made. Any collateral securing any of Maker's obligations under any of the Line of Credit Documents is hereinafter referred to as "Collateral."

     10. Late Charge. In the event that any payment of interest due to Payee hereunder shall not be paid when due and shall remain unpaid in excess of fifteen (15) days after the due date, in addition to and not in limitation of any other rights or remedies which Payee may have in respect thereof under any of the Line of Credit Documents or in respect of the Collateral, Maker shall pay Payee on demand a "late charge" computed at the rate of five cents ($0.5) for each dollar (or part thereof) of the amount not paid, to cover the extra expense and inconvenience to Payee in ensuring payment of such delinquent amount. The amount of any such "late charge" not paid promptly following demand thereof shall be deemed outstanding and payable pursuant to this Note and secured by all Collateral.

     11. Events of Default. The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

     12. Remedies. Upon the occurrence and during the continuance of any Event of Default hereunder, then the entire unpaid principal sum hereunder plus all interest accrued and unpaid, plus all other sums due and payable to Payee under the Line of Credit Documents shall, at the option of Payee, become due and payable immediately without presentment, demand,

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notice of non-payment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Maker. In addition to the foregoing, upon the occurrence of any Event of Default Payee may forthwith exercise singly, concurrently, successively or otherwise any and all rights and remedies available to Payee under the Credit Agreement.

     13. Waivers. Maker and all endorsers hereby, jointly and severally, waive resentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

     15. Joint and Several Liability. If there is more than one Maker executing this Note, all agreements, conditions, covenants and provisions of this Note shall be the joint and several obligation of each Maker.

     16. CONFESSION OF JUDGMENT. MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF RECORD, OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR MAKER AT ANY TIME OR TIMES, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT UNDER ANY OF THE LINE OF CREDIT DOCUMENTS, IN ANY SUCH COURT IN ANY ACTION BROUGHT AGAINST MAKER BY PAYEE WITH RESPECT TO THE AGGREGATE AMOUNTS PAYABLE UNDER THE LINE OF CREDIT DOCUMENTS, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER FOR ALL SUMS PAYABLE BY MAKER TO PAYEE UNDER THE LINE OF CREDIT DOCUMENTS, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY A DULY AUTHORIZED DESIGNEE OF PAYEE SETTING FORTH SUCH AMOUNT THEN DUE FROM MAKER TO PAYEE, PLUS A REASONABLE ATTORNEY'S COMMISSION WITH COSTS OF SUIT AND RELEASE OF PROCEDURAL ERRORS OTHER THAN NOTICES THAT MAY BE REQUIRED HEREUNDER OR UNDER ANY OF THE OTHER LINE OF CREDIT DOCUMENTS, AND WITHOUT RIGHT OF APPEAL. IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. MAKER WAIVES THE RIGHT OF STAY OF EXECUTION, THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT AND ANY AND ALL RIGHTS TO PRIOR NOTICE AND HEARING WITH RESPECT TO THE GARNISHMENT OR ATTACHMENT OF ANY PROPERTY PURSUANT TO A JUDGMENT ENTERED HEREUNDER. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO BRING ANY ACTION OR CONFESS JUDGMENT THEREIN SHALL BE DEEMED TO EXHAUST THE POWER, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS PAYEE SHALL ELECT UNTIL ALL AMOUNTS PAYABLE TO PAYEE UNDER THE LINE OF CREDIT DOCUMENTS SHALL HAVE BEEN PAID IN FULL. THE EXERCISE BY PAYEE OF ITS RIGHTS AND REMEDIES AND THE ENTRY OF ANY JUDGMENT BY PAYEE

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UNDER THIS PARAGRAPH 16 SHALL NOT AFFECT IN ANY WAY THE INTEREST RATE PAYABLE
HEREUNDER OR UNDER ANY OF THE OTHER LINE OF CREDIT DOCUMENTS OR ANY AMOUNTS DUE TO PAYEE, BUT INTEREST SHALL CONTINUE TO ACCRUE ON SUCH AMOUNTS AT THE DEFAULT RATE.

     17. JURY TRIAL WAIVER. MAKER WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE LINE OF CREDIT DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF MAKER OR PAYEE WITH RESPECT TO ANY OF THE LINE OF CREDIT DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. MAKER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE CREDIT AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF MAKER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. MAKER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS PARAGRAPH, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS PARAGRAPH.

     18. Definitions: Number and Gender. For purposes of this Note, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require. The references herein to the Line of Credit Documents or any one of them shall include any supplements to or any amendments of or restatements of such Line of Credit Documents or any one of them.

     19. Incorporation by Reference. All of the terms and provisions of the Line of Credit Documents, to the extent not inconsistent herewith, are hereby incorporated herein by reference.

     20. Captions. The captions or headings of the paragraphs in this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.

     21. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.



     IN WITNESS WHEREOF, Maker, intending to the legally bound hereby, has caused this Note to be duly executed the day and year first above written.

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[CORPORATE SEAL]                             AM COMMUNICATIONS, INC., a Delaware
                                             corporation

Attest: /s/ Patricia Eynon                   By: /s/ Javad K. Hassan
        ------------------                       -------------------
Name:   Patricia Eynon                       Name: Javad K. Hassan
Title:  Corporate Secretary                  Title: CEO




[CORPORATE SEAL]                             AM BROADBAND SERVICES, INC., a
                                             Delaware corporation

Attest: /s/ Patricia Eynon                   By: /s/ Javad K. Hassan
        ------------------                       -------------------
Name:   Patricia Eynon                       Name: Javad K. Hassan
Title:  Corporate Secretary                  Title: CEO




[CORPORATE SEAL]                             SRS COMMUNICATIONS CORPORATION, a
                                             Connecticut corporation

Attest: /s/ Patricia Eynon                   By: /s/ Javad K. Hassan
        ------------------                       -------------------
Name:   Patricia Eynon                       Name: Javad K. Hassan
Title:  Corporate Secretary                  Title: CEO

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